UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported): May 17, 2018

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370
______________________

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of Alliant Energy Corporation (“AEC”) on May 17, 2018 are as follows.

1.    Election of directors for terms expiring in 2021. Each nominee for director was elected by the following vote:

			Broker
	For	Withheld	Non-Votes

Dean C. Oestreich	152,751,690	14,886,270	30,953,821
Carol P. Sanders	161,888,888	5,749,072	30,953,821

2.    Advisory vote to approve the compensation of the named executive officers. This matter was approved by the following vote:

			Broker
For	Against	Abstain	Non-Votes

156,342,732	9,645,745	1,649,483	30,953,821

3.    Ratification of the appointment of Deloitte & Touche LLP as AEC’s independent registered public accounting firm for 2018. This matter was approved by the following vote:

For	Against	Abstain

191,199,391	6,449,790	942,600

4.    Shareowner proposal requesting periodic reports disclosing expenditures on political activities. This matter was rejected by the following vote:

			Broker
For	Against	Abstain	Non-Votes

62,922,580	98,303,576	6,411,804	30,953,821

The final results of voting on each of the matters submitted to a vote of shareowners of Interstate Power and Light Company (“IPL”) for action by written consent on May 17, 2018 in lieu of an annual meeting of shareowners are as follows. AEC voted all of the 13,370,788 outstanding shares of common stock of IPL (representing all of the shares outstanding and entitled to vote) in favor of and approved (1) the election of Dean C. Oestreich and Carol P. Sanders as directors of IPL for terms expiring in 2021, and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2018. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: May 21, 2018	By: /s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel
& Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY
Date: May 21, 2018	By: /s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel
& Corporate Secretary

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